United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2009

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

211 North Main Street

P.O. Box 446

Bowling Green, Virginia 22427

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (804) 633-5031

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 8.01 Other Events

On July 27, 2009, Union Bankshares Corporation (NASDAQ: UBSH) announced that G. William Beale, President & CEO and D. Anthony Peay, EVP & CFO of Union Bankshares Corporation, will be presenting at the Keefe, Bruyette & Woods (KBW) 10th Annual Community Bank Investor Conference at the Waldorf Astoria, in New York City on Tuesday, July 28, 2009. A copy of the company’s press release is attached as Exhibit 99.1 and a copy of the Company’s investor presentation is attached as Exhibit 99.2. Both are hereby incorporated herein by reference. Certain information contained in the investor presentation was previously filed with the Securities and Exchange Commission in other formats, and was made publicly available prior to the filing of this report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Union Bankshares press release dated July 27, 2008.
99.2	Union Bankshares Corporation investor presentation slides for July 28, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: July 28, 2009	By:	/s/ D. Anthony Peay
D. Anthony Peay
Executive Vice President and Chief Financial Officer